UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 22, 2007
                                                 ---------------------

                    Presidential Realty Corporation
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          (Exact name of registrant as specified in its charter)

         DELAWARE                 1-8594              13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York           10605
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
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                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act(17CFR240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))







ITEM 1.01.        Entry into a Material Definitive Agreement.

         On January 22, 2007, the Company and Steven Baruch ("Employee") entered into an Agreement, effective January 1, 2007 (the "Amendment Agreement"), to that certain Amended and Restated Employment and Consulting Agreement dated January 31, 2005 between the Company and Employee (the "Original Employment Agreement"). Employee is an Executive Vice President of the Company and owns 40% of Pdl Partnership, a partnership which owns 198,735 shares of Class A common stock of the Company. As a result of the ownership of these shares by Pdl Partnership and of other shares of Class A common stock owned by the partners of Pdl Partnership, Pdl Partnership has beneficial ownership of an aggregate of approximately 47% of the outstanding shares of Class A common stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, Pdl Partnership and its partners are in a position substantially to control elections of the Board of Directors of the Company.

         The Amendment Agreement extends the term of the Original Employment Agreement from December 31, 2008 until December 31, 2011. All of the other terms of the Original Employment Agreement remain in full force and effect. The Employment Term (as defined in the Original Employment Agreement) of the Original Employment Agreement continues to be subject to termination by the Company upon three years prior notice to Employee.

         A copy of the Amendment Agreement is annexed hereto as Exhibit 99.1.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 23, 2007             PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President






INDEX TO EXHIBITS


Exhibit No.                     Description

99.1 Agreement dated January 22, 2007 between Presidential Realty Corporation and Steven Baruch